Exhibit 10.11
                                 March 17, 2000



                                                                    VIA TELECOPY

Rodger W. Bybee
Executive Director
Biological Sciences Curriculum Study
5415 Mark Dabling Boulevard
Colorado Springs, Colorado  80918-3842

Dear Dr. Bybee

         This letter shall serve to memorialize the agreement between you and us, as follows:

     1. You agree to participate as a member of our Curriculum Quality Control Committee for the purpose of reviewing the 7th and 8th grade curriculum content created and to be created by our content design team, as such curriculum content relates to Science. Your responsibilities as a member of this Committee shall be as follows:

         a. We shall from time to time, prior to June 24, 2000, send you the curriculum content for Science then created by our design team. You shall travel to Los Angeles, California and attend a full one-day meeting at our offices, commencing the morning of June 25, 2000 (the "First Meeting").

         b. We also shall, from time to time, after June 25, 2000, but prior to December 1, 2000, send you the additional curriculum content for Science created by our design team. You shall travel again to Los Angeles and attend a full one-day meeting at our offices, commencing in the morning on a date between December 1 and December 15, 2000 (the "Second Meeting"), which shall be designated after consulting with you and the other members of the Committee.

         c. You shall, during each of the First and Second Meetings, provide to us and our design team your critique of the curriculum content previously sent to you and in this connection, you shall provide specific recommendations as to any revisions that should be made to such content in order for it to conform to the National Standards relating to Science.


        450 North Roxbury Drive Suite 602 Beverly Hills California 90210
                    Tel: (310) 247-7800 Fax: (310) 247-8101

Rodger W. Bybee
June 20, 2000
Page 2

         d. You agree to execute a standard non-disclosure agreement, which shall be submitted to you before any of our created curriculum content is sent to you.

     2. In consideration of the foregoing, we shall pay you the sum of $2,500, in installments as follows: $500 upon execution of this agreement; $1,000 at the First Meeting; and the balance at the Second Meeting. We shall also pay for all of your travel (airline travel to and from Los Angeles, and your internal travel while in Los Angeles), food and lodging expenses required for you to attend each of the First and Second Meetings. (We assume that you will leave for Los Angeles the day prior to the applicable meeting, and return from Los Angeles the evening of, or the day following each meeting.)

     3. We shall announce to the public the names of and information relating to those individuals participating on our Curriculum Quality Control Committee (including you), and reference to the members of that Committee may also appear on our Website.

         If the foregoing confirms your understanding of our agreement, please sign this letter on the space provided below and return the same to us via fax at (310) 247-8101.

                                         Very truly yours,

                                         EduLink, Inc.

                                         By:     /s/ Michael Rosenfeld
                                             --------------------------------
                                                    MICHAEL ROSENFELD

AGREED TO AND ACCEPTED

       /s/ Rodger W. Bybee
---------------------------------
         RODGER W. BYBEE

                                                                Exhibit 10.12


                                 March 16, 2000


                                                                    VIA TELECOPY

Sheridan Blau
South Coast Writing Project

Dear Dr. Blau

         This letter shall serve to memorialize the agreement between you and us, as follows:

     1. You agree to participate as a member of our Curriculum Quality Control Committee for the purpose of reviewing the 7th and 8th grade curriculum content created and to be created by our content design team, as such curriculum content relates to English/Literature. Your responsibilities as a member of this Committee shall be as follows:

         a. We shall from time to time, prior to June 24, 2000, send you the curriculum content for English/Literature then created by our design team. You shall travel to Los Angeles, California and attend a full one-day meeting at our offices, commencing the morning of June 25, 2000 (the "First Meeting").

         b. We also shall, from time to time, after June 25, 2000, but prior to December 1, 2000, send you the additional curriculum content for English/Literature created by our design team. You shall travel again to Los Angeles and attend a full one-day meeting at our offices, commencing in the morning on a date between December 1 and December 15, 2000 (the "Second Meeting"), which shall be designated after consulting with you and the other members of the Committee.

         c. You shall, during each of the First and Second Meetings, provide to us and our design team your critique of the curriculum content previously sent to you and in this connection, you shall provide specific recommendations as to any revisions that should be made to such content in order for it to conform to the National Standards relating to English/Literature.


        450 North Roxbury Drive Suite 602 Beverly Hills California 90210
                    Tel: (310) 247-7800 Fax: (310) 247-8101

Sheridan Blau
June 20, 2000
Page 2


         d. You agree to execute a standard non-disclosure agreement, which shall be submitted to you before any of our created curriculum content is sent to you.

     2. In consideration of the foregoing, we shall pay you the sum of $2,500, in installments as follows: $500 upon execution of this agreement; $1,000 at the First Meeting; and the balance at the Second Meeting. We shall also pay for all of your travel (airline travel to and from Los Angeles, and your internal travel while in Los Angeles), food and lodging expenses required for you to attend each of the First and Second Meetings. (We assume that you will leave for Los Angeles the day prior to the applicable meeting, and return from Los Angeles the evening of, or the day following each meeting.)

     3. We shall announce to the public the names of and information relating to those individuals participating on our Curriculum Quality Control Committee (including you), and reference to the members of that Committee may also appear on our Website.

         If the foregoing confirms your understanding of our agreement, please sign this letter on the space provided below and return the same to us via fax at (310) 247-8101.

                                             Very truly yours,

                                             EduLink, Inc.

                                             By:    /s/ Michael Rosenfeld
                                                 ------------------------------
                                                        MICHAEL ROSENFELD

AGREED TO AND ACCEPTED

     /s/ Sheridan Blau
---------------------------------
         SHERIDAN BLAU

                                                                 Exhibit 10.13


                                 March 16, 2000

                                                                    VIA TELECOPY

Linda Plattner
1573 Millersville Road
Millersville, Maryland  21108

Dear Ms. Plattner:

         This letter shall serve to memorialize the agreement between you and us, as follows:

     1. You agree to participate as a member of our Curriculum Quality Control Committee for the purpose of reviewing the 7th and 8th grade curriculum content created and to be created by our content design team, as such curriculum content relates to mathematics. Your responsibilities as a member of this Committee shall be as follows:

         a. We shall from time to time, prior to June 24, 2000, send you the curriculum content for mathematics then created by our design team. You shall travel to Los Angeles, California and attend a full one-day meeting at our offices, commencing the morning of June 25, 2000 (the "First Meeting").

         b. We also shall, from time to time, after June 25, 2000, but prior to December 1, 2000, send you the additional curriculum content for mathematics created by our design team. You shall travel again to Los Angeles and attend a full one-day meeting at our offices, commencing in the morning on a date between December 1 and December 15, 2000 (the "Second Meeting"), which shall be designated after consulting with you and the other members of the Committee.

         c. You shall, during each of the First and Second Meetings, provide to us and our design team your critique of the curriculum content previously sent to you and in this connection, you shall provide specific recommendations as to any revisions that should be made to such content in order for it to conform to the National Standards relating to mathematics.


        450 North Roxbury Drive Suite 602 Beverly Hills California 90210
                    Tel: (310) 247-7800 Fax: (310) 247-8101

Linda Plattner
June 20, 2000
Page 2


         d. You agree to execute a standard non-disclosure agreement, which shall be submitted to you before any of our created curriculum content is sent to you.

     2. In consideration of the foregoing, we shall pay you the sum of $2,500, in installments as follows: $500 upon execution of this agreement; $1,000 at the First Meeting; and the balance at the Second Meeting. We shall also pay for all of your travel (airline travel to and from Los Angeles, and your internal travel while in Los Angeles), food and lodging expenses required for you to attend each of the First and Second Meetings. (We assume that you will leave for Los Angeles the day prior to the applicable meeting, and return from Los Angeles the evening of, or the day following each meeting.)

     3. We shall announce to the public the names of and information relating to those individuals participating on our Curriculum Quality Control Committee (including you), and reference to the members of that Committee may also appear on our Website.

         If the foregoing confirms your understanding of our agreement, please sign this letter on the space provided below and return the same to us via fax at (310) 247-8101.

                                         Very truly yours,

                                         EduLink, Inc.

                                          By:      /s/ Michael Rosenfeld
                                              ---------------------------------
                                                      MICHAEL ROSENFELD

AGREED TO AND ACCEPTED

      /s/ Linda Plattner
---------------------------------
         LINDA PLATTNER

                                                                 Exhibit 10.14



                                 March 16, 2000



                                                                    VIA TELECOPY

Christopher L. Salter
Breakfast Creek
21725 Westbrook Drive
Hartsburg, Montana  65039

Dear Dr. Salter:

         This letter shall serve to memorialize the agreement between you and us, as follows:

     1. You agree to participate as a member of our Curriculum Quality Control Committee for the purpose of reviewing the 7th and 8th grade curriculum content created and to be created by our content design team, as such curriculum content relates to Geography. Your responsibilities as a member of this Committee shall be as follows:

         a. We shall from time to time, prior to June 24, 2000, send you the curriculum content for Geography then created by our design team. You shall travel to Los Angeles, California and attend a full one-day meeting at our offices, commencing the morning of June 25, 2000 (the "First Meeting").

         b. We also shall, from time to time, after June 25, 2000, but prior to December 1, 2000, send you the additional curriculum content for Geography created by our design team. You shall travel again to Los Angeles and attend a full one-day meeting at our offices, commencing in the morning on a date between December 1 and December 15, 2000 (the "Second Meeting"), which shall be designated after consulting with you and the other members of the Committee.

         c. You shall, during each of the First and Second Meetings, provide to us and our design team your critique of the curriculum content previously sent to you and in this connection, you shall provide specific recommendations as to any revisions that should be made to such content in order for it to conform to the National Standards relating to Geography.


        450 North Roxbury Drive Suite 602 Beverly Hills California 90210
                    Tel: (310) 247-7800 Fax: (310) 247-8101

Christopher L. Salter
June 20, 2000
Page 2

         d. You agree to execute a standard non-disclosure agreement, which shall be submitted to you before any of our created curriculum content is sent to you.

     2. In consideration of the foregoing, we shall pay you the sum of $2,500, in installments as follows: $500 upon execution of this agreement; $1,000 at the First Meeting; and the balance at the Second Meeting. We shall also pay for all of your travel (airline travel to and from Los Angeles, and your internal travel while in Los Angeles), food and lodging expenses required for you to attend each of the First and Second Meetings. (We assume that you will leave for Los Angeles the day prior to the applicable meeting, and return from Los Angeles the evening of, or the day following each meeting.)

     3. We shall announce to the public the names of and information relating to those individuals participating on our Curriculum Quality Control Committee (including you), and reference to the members of that Committee may also appear on our Website.

         If the foregoing confirms your understanding of our agreement, please sign this letter on the space provided below and return the same to us via fax at (310) 247-8101.

                                        Very truly yours,

                                        EduLink, Inc.

                                        By:      /s/ Michael Rosenfeld
                                             --------------------------------
                                                    MICHAEL ROSENFELD

AGREED TO AND ACCEPTED

      /s/ Christopher L. Salter
------------------------------------
         CHRISTOPHER L. SALTER

                                                                   Exhibit 10.15

                                  EDU-LINK (R)

                                                                    May 31, 2000

Aileen Giannelli
Principal, Assumption School
151 First Street
Wood-Ridge, New Jersey  07075


Dear Aileen,

Congratulations on becoming an Alpha and Beta site for the Edu-Link Smart Schoolhouse System(sm). I have enclosed a brochure explaining the services and site responsibilities. As you already know, information can also be found at www.edu-link.com.

Our Public Relations Specialist, Denise Davis will be in touch with you soon in order to set up a press release. If you have any questions, you can give me a call or e-mail me. I look forward to working with you.

Sincerely,

/s/ Dr. Ron Rescigno

Dr. Ron Rescigno
President and Chief Operating Officer


-------------------------------------------------------------------------------
        5743 Corsa Avenue, Westlake Village, CA 91362 Tel (818) 874 1273
                               Fax (818) 874 1276

                                                                   Exhibit 10.16

                                  EDU-LINK (R)


                                                                    May 22, 2000


Gene Straus, Ed.D.
Principal, Lincoln Middle School
1501 California Avenue
Santa Monica, California 90403

Dear Dr. Straus,

Congratulations on becoming an Alpha and Beta site for the Edu-Link Smart Schoolhouse System(sm). I have enclosed a brochure explaining the services and site responsibilities. As you already know, information can also be found at www.edu-link.com.

I will be in touch with you as soon as school is out. If you have any questions prior to that, you can give me a call or e-mail me. I look forward to working with you.

Sincerely,

/s/ Dr. Ron Rescigno

Dr. Ron Rescigno
President and Chief Operating Officer


-------------------------------------------------------------------------------
        5743 Corsa Avenue, Westlake Village, CA 91362 Tel (818) 874 1273
                               Fax (818) 874 1276